UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional materials
[ ]	Soliciting Material Under Rule14a-12

NetREIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	No fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

May 18, 2012

Dear Stockholder,

Thank you for voting or authorizing a proxy to vote your shares at the Annual Stockholders Meeting of NetREIT, Inc. originally convened on May 18, 2012. Although over 95% of the votes that have been received to date have been cast in favor of all submitted proposals, unfortunately, a quorum was not present at the time of the Annual Meeting on May 18, 2012.

Thus at the originally scheduled May 18, 2012 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 5, 2012, in order to provide stockholders who had not voted additional time to vote.

Since our records reflect that you have already voted, there is nothing else for you to do in advance of the July 5, 2012 Annual Stockholders Meeting.  However, a previously submitted proxy may be revoked at any time before it is voted as the Annual meeting by (i) delivering a proxy revocation or other duly executed proxy bearing a later date to the Corporate Secretary of NetREIT, Inc., (ii) by attending the Annual Meeting and voting in person or, (iii) by authorizing a proxy to vote via the Internet or by telephone as instructed.

We want to thank you again for voting and for your continued investment in NetREIT, Inc. A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law.

Sincerely,

Jack K. Heilbron
President & CEO
NetREIT, Inc.

May 18, 2012

Dear Stockholder,

Please be advised that a quorum was not present at the Annual Stockholders Meeting of NetREIT, Inc. originally convened on May 18, 2012. Although over 99% of the votes that have been received to date have been cast in favor of all submitted proposals, without a quorum, we were unable to hold the Annual Meeting as originally scheduled.

At the originally scheduled May 18, 2012 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 5, 2012, in order to provide stockholders who had not voted additional time to vote. Unfortunately, rescheduling the Annual Stockholders Meeting will require that we spend additional funds to notify our stockholders and allow additional time to vote via Internet and telephone. Therefore, it is imperative that we receive your vote.

According to our records, your vote has not been received.  Regardless of how many shares you own, your vote is extremely important and your shares cannot be voted unless you give your specific instructions. We ask that you please take a moment to authorize a proxy to vote today by following the telephone or Internet voting instructions contained with this notice or by signing and returning the enclosed proxy card in the enclosed envelope.

If you have any questions regarding voting, you may call our proxy solicitor, Broadridge Financial Solutions, toll free at 866-450-8475.

Sincerely,

Jack K. Heilbron,
President & CEO
NetREIT, Inc.

Important Notice Regarding the Availability of Proxy Materials for the NetREIT, Inc. Stockholders Meeting Adjourned To Monday, July 5, 2012.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the NetREIT, Inc. 2012 Annual Stockholders Meeting are now available on the Internet. This Notice also constitutes notice of the adjourned and rescheduled 2012 Annual Stockholders Meeting of NetREIT, Inc.   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting:

•	Notice of the 2012 Annual Stockholders Meeting;
•	NetREIT, Inc. 2012 Proxy Statement;
•	NetREIT, Inc. Annual Report to Stockholders for the year ended December 31, 2011;
•	Proxy Card.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 5, 2012.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 30, 2012

Date:   July 5, 2012   Time:  9:00 AM PDT

Location:  NetREIT, Inc.
1282 Pacific Oaks Place
   Escondido, CA 92029

You are receiving this communication because you hold shares in the above named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials before voting.

Before You Vote

How to Access the Proxy

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement                                                             2. Annual Report
How to View Online:

following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:                                      www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*:                          sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow — >XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request asa instructed above on or before June 12, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow — > XXXX XXXX XXXX available and follow instructions.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
Vote By Mail: Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Voting Items

To Withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below .

The Board recommends that you vote FOR the following proposals:

1.	To elect Nine the following (9) members to the Board of Directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

01) William H. Allen
02) David T. Bruen
03) Shirley Y. Bullard
04) Larry G. Dubose
05) Kenneth W. Elsberry
06) Jack K. Heilbron
07) Sumner J. Rollings
08) Thomas E. Schwartz
09) Bruce A. Staller

2.	Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm.

Note.	To vote and otherwise represesnt the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Change of Address/Comments
Please print new adress or comments below

NetREIT, INC.
Annual  Meeting  of Stockholders
July 5, 2012 9:00 AM
This proxy is solicited  by the Board of Directors

The undersigned  stockholder of NetREIT, Inc., a Maryland corporation,  hereby acknowledges  receipt of the Notice of 2012 Annual Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated  by reference,  for the Annual Meeting of Stockholders to be held on Thursday, July 5, 2012 at 9:00 a.m., Pacific Daylight Time, at 1282  Pacific Oaks Place, Escondido, California 92029,  telephone  (760) 471-8536,  and hereby appoints  Jack K. Heilbron and Kennerth  W. Elsberry, and each of them,  as proxies and attorneys-in-fact,  with full power  to each of substitution,  on behalf and in the name  of the undersigned,  to represent  the undersigned  at said Annual meeting and at any postponement   or adjournment  thereof,  and to cast all votes that  the undersigned  would be entitled to cast if then  and there personally present,  on the matters set forth on the reverse side.

This proxy will be voted  as directed  or, if no direction  is indicated,  will be voted  FOR all of the director nominees   in Proposal  1, FOR Proposal  2 and in the discretion  of said proxies  on such other  matters  as may properly  come  before the meeting.

Instead of mailing your proxy, you may choose to authorize  a proxy to vote on the Internet or by telephone.  Validation details including the Control Numbers are located on this form. Please vote Immediately. Your vote is important.

Authorized  Signatures  - This section  must be completed   for your instructions  to be executed.

Please sign exactly as your name(s) appear(s) hereon.   Joint owners should each sign personally. When signing as attorney,  executor,  administrator  or other fiduciary, please give your full title as such. If a corporation  or partnership,  please sign as such by an authorized  officer.

____________________________                                                ________________________            ________/____/_______
Signature 1 (please sign on the line)                                                   Signature 2 - (Joint Owners)                   Date (Please Print Date)